Investor Presentation Executive Vice President – Finance and Chief Financial Officer Gregory P. Rustowicz President and Chief Executive Officer David J. Wilson August 2022

© 2022 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expected growth, future sales and EBITDA margins, and future potential to deliver results; the execution of its strategy and further transformation of the Company with stronger growth, less cyclicality and higher margins, and achievement of certain goals. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of supply chain challenges and inflation, the ability of the Company to scale the organization, achieve its financial targets including revenue and adjusted EBITDA margin, and to execute CMBS and the Core Growth Framework; global economic and business conditions affecting the industries served by the Company and its subsidiaries including COVID-19; the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. Consequently, such forward- looking statements should be regarded as current plans, estimates and beliefs. The Company assumes no obligation to update the forward-looking information contained in this presentation. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

Intelligent Motion Solutions for Material Handling

CMCO INTELLIGENT MOTION

Columbus McKinnon (Nasdaq: CMCO)

Transforming from a legacy cyclical industrial company to a top-tier, secular growth, intelligent motion solutions company

Strategic priorities

- Strengthen and build upon CMCO's core
- Invest in high-growth, high margin platforms
- Increase exposure to high growth, secular end markets
- Achieve top-tier performance utilizing CMBS and growth framework

Highly relevant, professional-grade solutions for solving customers' critical material handling requirements

#1 U.S. hoist provider and #2 largest global hoist company

Market leader in North America in precision conveyance

Financial & Market Data(1)

$913M	$1.0B
Revenue	Market Cap.

Product Mix(2)



10%
Linear Motion
13%
Automation
16%
Conveying Solutions
61%
Lifting Solutions

Seasoned Leader With Extensive History Of Safely, Efficiently And Ergonomically Moving Materials

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© 2022 COLUMBUS MCKINNON CORPORATION

(1) Market data as of 8/17/2022 (Source: S&P Capital IQ); Financial data represents TTM ended June 30, 2022
(2) Product mix data represents fiscal year ended March 31, 2022

© 2022 COLUMBUS MCKINNON CORPORATION 4 Lifting Solutions: #1 U.S. market position in hoists Lifting capacity from 1/8 ton to ~140 tons Manual chain, electric chain and wire rope hoists Reliable, high-quality products Compass™ configure, price and quote tool Linear Motion Solutions: Specialty Actuation Products: Demonstrated leadership and differentiated offering Serving a breadth of end markets from rail to warehousing to defense Automation Solutions: Design and develop drives and controls for lifting, linear motion including conveying systems Lifting, Linear Motion and Automation Solutions Global Leader In Intelligent Motion Solutions For Material Handling

Precision Conveyance Solutions

Developing Leading Platform for Growth

Specialty conveying provides growth platform:
- ~$4B TAM growing at 6% to 8% CAGR
- Higher margin profile

Strong secular growth drivers:
- Supply chain automation
- Acceleration of e-commerce adoption

Fragmented market provides target rich acquisition environment
- Acquired Garvey in December 2021

Complementary adjacencies:
- Sortation, asynchronous, vibration, etc.

















Conveying Solutions: A Scalable, High-Growth Platform

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© 2022 COLUMBUS MCKINNON CORPORATION

© 2022 COLUMBUS MCKINNON CORPORATION 6 Unlocking CMCO’s Potential Business System and Core Growth Framework to Transform CMCO Framework To Deliver Differentiated Growth, Financial Performance And Shareholder Value GROWTH FRAMEWORKCMBS TRANSFORMATION

Business Model Transformation

Growth Strategy Substantially Advances Underlying Portfolio



Revenue Growth Rate
FY21
Linear Motion & Automation
Lifting Solutions
FY22
Linear Motion 10%
Automation 13%
Specialty Conveying 16%
Lifting Solutions 61%
FUTURE
Specialty Conveying
Linear Motion
Automation
Lifting Solutions
INTELLIGENT MOTION
EBITDA Margin

Targeting $1.5 Billion In Revenue In Fiscal 2027 And ~21% EBITDA Margin

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© 2022 COLUMBUS MCKINNON CORPORATION

Beyond the Blueprint

STRATEGIC PLAN TO TRANSFORM COLUMBUS MCKINNON INTO A GLOBAL INTELLIGENT MOTION ENTERPRISE

- ✓ Advances CMCO to achieve target ~$1.5 billion in revenue and ~21% EBITDA margin in FY27
- ✓ Evolves the enterprise from cyclical industrial to top-tier, secular growth, intelligent motion solutions
- ✓ Delivers ~$250 million of organic initiative growth and ~$325 million of M&A growth
  - M&A includes ~$250 million of acquired revenue and ~$75 million of growth from acquired businesses

Elevates competitive advantage via deployment of Columbus McKinnon's Business System (CMBS)	Increases digital capabilities with technology enablers that support growth and cost optimization	Incorporates factory simplification to drive earnings power	Strengthens talent processes, improves organizational structure and advances succession

Targeting Top-tier Performance Over The Strategic Planning Period

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© 2022 COLUMBUS MCKINNON CORPORATION

CMBS to Deliver Margin Expansion

80/20 Critical Business Tool

80/20 Embedded in CMBS

Product Line Simplification



INNOVATION
MARKET LED
CUSTOMER CENTRIC
BUSINESS SYSTEM
PEOPLE & VALUES
OPERATIONALLY EXCELLENT
INNOVATION
INNOVATION

Raving fans and priority account program

Customer list simplification

Business Segmentation, Zero Up

- Processes being embedded into "Core Competencies"
- Ownership, Accountability & Measurability
- Drive realization of synergies from Dorner acquisition

Focus Area: Product Line Simplification



Purchased parts
Reduced by 40% to ~239,000*



Product SKUs
Down to ~22,000* from ~50,000 in 2019
Surpassed goal of 26,000

Simplify the Business:
Eliminate bleeders… focus on areas of growth

Created More Than $45 Million Of Incremental OI Beginning In FY19… More Opportunities To Pursue

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© 2022 COLUMBUS MCKINNON CORPORATION

* Excludes Dorner and Garvey standard SKUs

Secular Growth Markets Provide Strong Tailwinds

New platform adds attractive vertical markets with enduring tailwinds

CMCO INTELLIGENT MOTION

Market		Description	Share
Food, Beverage & Consumer Goods		Custom designed sanitary and easy to clean conveyors engineered to the strictest USDA guidelines	~6% of FY22 sales*
Life Sciences / Pharma		Customizable designs built for precision, speed, and to FDA / industry standards for clean-room certifications	~3% of FY22 sales*
E-Commerce		Single piece picking, robotics integration to automate picking and sorting functions	~3% of FY22 sales*

Strategy Aligned With Significant Megatrends That Are Driving High-Single-Digit Growth Trends

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© 2022 COLUMBUS MCKINNON CORPORATION

* Percentage of total fiscal year 2022 sales, including acquisitions

Driving Organic Growth with New Products

Delivering Innovation

Tandem Hoist



- Improved facility safety for large complex loads
- Available in Compass™ configurator

Precision Pallet System



- Unique, beltless zone control for pallet and tray handling
- Ideal for accumulation and automation assembly applications

Linear Actuator with Intelli-Motion™





- Provides enhanced control and position feedback capabilities
- Reduces installation costs and the overall product footprint

Improved Customer Experience, Safety and Productivity At The Core Of New Product Development

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© 2022 COLUMBUS MCKINNON CORPORATION

© 2022 COLUMBUS MCKINNON CORPORATION 12 Driving Innovation Through Automation Intelli-Crane™ Solutions Creating Competitive Advantages With Pre-Engineered Automation Solutions • Protection boundaries for improved facility safety • Full configuration to exact requirements • Visible and audible warnings when off-center pick is detected • Auto-correction mode • Provides critical crane and hoist status information • Reduces plan maintenance and ultimately increases uptime Intelli-Protect™ System Intelli-Lift™ Auto Detection Intelli-Connect™+ Mobile App

Strong Track Record Creating Value Through M&A


M&A Pipeline
Target Screen
Acquisition Committee Feedback
Outreach
Due Diligence
Decision
Programmatic M&A

September 2015 – MAGNETEK
Acquisition of Magnetek, Inc. for ~$182M added automation capabilities

January 2017 – STAHL CraneSystems
Acquisition of STAHL CraneSystems from Konecranes for ~$218M strengthens leading global position in lifting solutions

April 2021 – DORNER
Acquisition of Dorner for $485M advances Intelligent Motion strategy and creates platform for scalable growth

December 2021 – GARVEY
Acquisition of Garvey for $74M expands conveying solutions platform

2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021

December 2018 – Tire Shredder
Divestiture of Tire Shredder Business

February 2019 – STB Stahlhammer Bommern
Divestiture of Stahlhammer Bommern GmbH to Turbo Investment BV

February 2019 – CES Material Handling
Divestiture of Crane Equipment and Service, Inc.

Transforming Columbus McKinnon Into A Top-Tier, Higher Growth, Higher Margin Enterprise

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© 2022 COLUMBUS MCKINNON CORPORATION

FY2027 Financial Targets

Key Assumptions

SALES	**Growing Sales by >10% CAGR** • Organic growth of ~5% driven by go-to-market structure and strategic initiatives • Inorganic growth of ~6% from programmatic M&A inclusive of market growth • No material changes to current market conditions
COGS	**Expanding Gross Margin to ~40%+** • Factory footprint simplification & productivity improvements reduce COGS by ~$30M • Product Line Simplification (PLS), material productivity and value engineering savings of ~$9M • Raw material inflation normalizes to ~2% on average from FY23 levels
RSG&A	**Reducing RSG&A as a Percent of Sales to ~20%*** • Reorganization to optimize management and commercial structure • ERP implementations enable shared service model • Additional investments in digital enablement (i.e. HRIS, CRM, CPQ, SIOP) • Improved leverage and scale with mid-single-digit organic revenue growth & accretive M&A

Driving Gross Margin Expansion while Reducing SG&A as a Percent of Revenue

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© 2022 COLUMBUS MCKINNON CORPORATION

* Excludes proforma items

© 2022 COLUMBUS MCKINNON CORPORATION 15 Financial Targets Execution of Strategy Delivers Attractive Financial Results $115 $132 $127 $77 $140 $235 $80 ~$315 13.7% 15.1% 15.7% 11.9% 15.4% ~21% -2.0% 3.0% 8.0% 13.0% 18.0% 23.0% 28.0% -50 50 150 250 350 450 550 FY18 FY19 FY20 FY21 FY22 FY27E ADJUSTED EBITDA & ADJUSTED EBITDA MARGIN $876 $839 $809 $650 $907 $1,175 $32533.7% 35.0% 35.4% 34.1% 36.1% ~40% 19.0% 24.0% 29.0% 34.0% 39.0% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 FY18 FY19 FY20 FY21 FY22 FY27E SALES & ADJUSTED GROSS MARGIN $1,500 ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION 16 Revenue Bridge Strategy Expected to Deliver >10% Revenue Growth REVENUE FY22 TO FY27E ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION 17 Adjusted EBITDA Margin Bridge Expanding Adjusted EBITDA Margins ~550 bps Driven by Cost Actions & Scale ~21% ADJUSTED EBITDA MARGIN FY22 to FY27E $309M Backlog at 3/31/22 Pricing & Freight Recovery Actions In Process ~19% ($ in millions)

© 2022 COLUMBUS MCKINNON CORPORATION D e c re a s in g P ri o ri ty Acquisitions New product development and CapEx De-lever the balance sheet Regular/Special dividend Share repurchase Capital Allocation Priorities Disciplined Approach to Capital Allocation Prioritizing Growth and Returns Fund pension contributions above minimum requirement GROWTH Continue programmatic M&A Invest in growth initiatives Terminate plans when feasible BALANCE SHEET Manage capital structure responsibly RETURN OF CAPITAL Adhere to dividend policy Consider opportunistically 18

© 2022 COLUMBUS MCKINNON CORPORATION 19 Free Cash Flow and Net Leverage Strong Cash Generation Funds Strategic Investments 46 55 67 97 87 36 160 513% 250% 158% 163% 951% 121% 98% -1200% -700% -200% 300% 800% 0 50 100 150 200 FY17 FY18 FY19 FY20 FY21 FY22 FY27E FREE CASH FLOW GENERATION / CONVERSION(1) NET DEBT / NET LEVERAGE(2) 344 300 229 137 47 396 630 3.5x 2.6x 1.7x 1.1x 0.6x 2.7x 2.0x -4.00 -3.00 -2.00 -1.00 0.00 1.00 2.00 3.00 4.00 5.00 0.0 200.0 400.0 600.0 800.0 1000.0 FY17 FY18 FY19 FY20 FY21 FY22 FY27E ($ in millions) (1) FCF Conversion = FCF / Net Income (2) FY17 EBITDA adjusted to reflect 12 months of STAHL; FY22 EBITDA adjusted to reflect 12 months of Garvey

© 2022 COLUMBUS MCKINNON CORPORATION 22.8% 36.1% 33.3% ADJ. GROSS MARGIN(1) 7.8x 9.3x 11.3x EBITDA TRADING MULTIPLE(2) 16.3% 39.5% 22.4% Legacy Industrial CMCO Motion Control YOY SALES GROWTH LEGACY INDUSTRIAL PEERS MOTION CONTROL PEERS 10.3% 15.4% 18.8% ADJ. EBITDA MARGIN CMCO Peer Group Comparison Industrial Peers vs. Motion Control Peers CMCO More Similar to Motion Control Peer Group… Valuation Lags 20 19% Target: ~21% Sources: Peers – Refinitiv; CMCO – FY22 Earnings Release (1) Excludes Konecranes who does not report GM% (2) Enterprise Value priced as of 6/17/2022 (Based on average TTM ending 3/31/2022)

© 2022 COLUMBUS MCKINNON CORPORATION 21 Strong Demand Across Markets Continued strength throughout breadth of industries served Strong Book-to-Bill Ratio Supports Continued Future Growth Continued Strength in Orders Record backlog of $351.6 million • Up 7%; 11% on constant currency basis with double-digit growth in Americas and EMEA • Sequential average daily order rate held steady countering typical Q1 decline off Q4 strength • Up 9% in short term backlog and up 20% in long term backlog (1), sequentially • Short term backlog represents 80% of Q2 FY23 revenue guidance at mid-point of range $249.8 $238.3 $230.5 $269.8 $267.1 1.17x 1.07x 1.07x 1.06x 1.21x Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Orders Book:Bill $107.3 $110.5 $116.3 $135.2 $162.8 $140.1 $145.1 $178.4 $173.9 $188.8 $247.4 $255.6 $294.7 $309.1 $351.6 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 Long Term Backlog Short Term Backlog (1) ($ in millions) (1) Long term backlog is expected to ship beyond three months

© 2022 COLUMBUS MCKINNON CORPORATION 22 Record Backlog and Strong Pricing Drives Sales Driving Towards $1 Billion In Annual Revenue NET SALES $213.5 $223.6 $216.1 $253.4 $220.3 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 $649.6 $906.6 $913.4 FY21 FY22 Q1 FY23 TTM ($ in millions) (1) Only Garvey acquisition from December 2021 is included in Q1 FY23 contribution (2) Revenue guidance provided July 28, 2022 ADJUSTED EBITDA MARGIN 16.0% 16.1% 14.2% 15.4% 15.9% Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 ADJUSTED EARNINGS PER SHARE $(0.27) $0.53 $0.34 $0.41 $0.29 $0.69 $0.74 $0.60 $0.79 $0.69 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Q1 FY23 EPS Adjustment $0.38 $1.04 $1.57 $1.57 $2.83 $2.83 FY21 FY22 Q1 FY23 TTM 11.9% 15.4% 15.4% FY21 FY22 Q1 FY23 TTM  Sales growth driven by pricing helping to offset volume which was restricted by supply chain challenges  Adjusted EBITDA margin benefits from accretive acquisitions and strong demand

© 2022 COLUMBUS MCKINNON CORPORATION 23 Capital Structure Flexible Capital Structure and Solid Balance Sheet Supports Strategy in All Market Conditions Pro-forma net debt leverage ratio of ~2.9x(1) • Net debt to net total capital: 34.9% Reduced debt $10 million in the quarter Expect to pay down $40 million in FY23 Financial flexibility • ~$168 million of liquidity • Financial strength and cash generation capability enables execution of strategy including bolt-on acquisitions, without over leveraging balance sheet CAPITALIZATION June 30, 2022 March 31, 2022 Cash and cash equivalents $ 85.7 $ 115.4 Total debt 501.3 511.2 Total net debt 415.7 395.8 Shareholders’ equity 775.2 772.8 Total capitalization $ 1,276.5 $ 1,284.0 Debt/total capitalization 39.3% 39.8% Net debt/net total capitalization 34.9% 33.9% ($ in millions) Note: Components may not add to totals due to rounding (1) Pro-forma net debt leverage ratio is defined as Net Debt / TTM Adjusted EBITDA including acquisition

© 2022 COLUMBUS MCKINNON CORPORATION 24 Outlook and Perspective Creating A Scalable Enterprise With Stronger Earnings Power Q2 FY2023 outlook • Expect Q2 FY23 net sales of approximately $230 million to $240 million,(1) up mid-to-high single digits sequentially • Executing plan and addressing supply chain bottlenecks Driving growth initiatives with Core Growth Framework • Near record orders in Q1 of $267 million • Demand remains strong across markets and is increasing in Defense, Entertainment, Rail & Utilities Realigned business, driving operational improvements, elevating competitive advantage • Focused on delivering results aligned with transformation strategy • Financial strength to execute plan through cycles (1) Revenue guidance provided July 28, 2022

© 2022 COLUMBUS MCKINNON CORPORATION 25 Key Takeaways Transforming to a Top-tier, Secular Growth, Intelligent Motion Solutions Enterprise Growth Strategy Is Underpinned By CMBS Enabling Scalability And Operational Excellence EVOLVED STRATEGY BLUEPRINT FOR GROWTH 2.0 DEFINES GROWTH FRAMEWORK COLUMBUS MCKINNON BUSINESS SYSTEM – CMBS – ENABLES SCALABILITY DEMONSTRATED PERFORMANCE WITH STRONG LEADERSHIP TEAM SIGNIFICANT CASH GENERATION THROUGHOUT BUSINESS CYCLES CONVEYING SOLUTIONS ADDS GROWTH CATALYST IN ATTRACTIVE MARKETS OPERATIONAL EXCELLENCE DRIVES STRONGER MARGIN PROFILE AS ECONOMY RECOVERS

Investor Presentation Executive Vice President – Finance and Chief Financial Officer Gregory P. Rustowicz President and Chief Executive Officer David J. Wilson August 2022

Supplemental Information

© 2022 COLUMBUS MCKINNON CORPORATION 28 Corporate Sustainability Report Together We Create Intelligent Motion Solutions That Move The World Forward And Improve Lives Strategic Initiatives • Five-year plan – based on baselines, gap analysis & target setting • Tightly aligned with business strategy • Prioritized by impact, risk assessment and opportunity for value • Metrics and goals embedded in business functions ENVIRONMENTAL STEWARDSHIP CLIMATE CHANGE & ENERGY MANAGEMENT WASTE MANAGEMENT & RECYCLING SOCIAL RESPONSIBILITY EMPLOYEE HEALTH & SAFETY HUMAN CAPITAL MANAGEMENT PRODUCT QUALITY & INNOVATION PURPOSE, MISSION, VISION, VALUES CUSTOMER SATISFACTION GOVERNANCE & ETHICS SUPPLY CHAIN MANAGEMENT CYBERSECURITY ETHICS & COMPLIANCE ENTERPRISE RISK MANAGEMENT BOARD GOVERNANCE

© 2022 COLUMBUS MCKINNON CORPORATION 29 U.S. Capacity Utilization Industrial Capacity Utilization Eurozone Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 79.8% (Manufacturing) 80.3% (Total) July 2022(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 82.4% Q3 2022 (1) July 2022 numbers are preliminary

© 2022 COLUMBUS MCKINNON CORPORATION Source: Institute for Supply Chain Management ISM Production Index 30 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 53.5% July 2022

Adjusted Gross Profit Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year 2018	2019	2020	2021	2022	TTM Q1 FY23
GAAP gross profit	$ 285,061	$ 304,997	$ 283,186	$ 220,225	$ 315,730	$ 324,186
Add back (deduct):						
Product liability settlement	—	—	—	—	2,850	2,850
Acquisition amortization of backlog	—	—	—	—	2,100	2,100
Acquisition inventory step-up expense	—	—	—	—	5,042	2,061
Business realignment costs	—	286	1,037	830	1,606	1,606
Acquisition deal and integration costs	307	—	—	—	521	—
Factory closures	—	1,473	2,800	2,671	—	—
Insurance settlement	(2,362)	—	(382)	—	—	—
Gain on sale of building	—	—	—	(2,189)	—	—
Non-GAAP adjusted gross profit	$ 283,006	$ 306,756	$ 286,641	$ 221,537	$ 327,849	$ 332,803
Sales	839,419	876,282	809,162	649,642	906,555	913,378
Add back:						
Acquisition amortization of backlog	—	—	—	—	2,100	2,100
Non-GAAP sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 908,655	$ 915,478
Gross margin – GAAP	34.0%	34.8%	35.0%	33.9%	34.8%	35.5%
Adjusted gross margin – Non-GAAP	33.7%	35.0%	35.4%	34.1%	36.1%	36.4%

Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company's gross profit to that of other companies.

31

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter					Fiscal Year		TTM
	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23	FY 2021	FY 2022	Q1 FY23
GAAP net income (loss)	$ (7,263)	$ 15,203	$ 9,894	$ 11,826	$ 8,391	$ 9,106	$ 29,660	$ 45,314
Add back (deduct):								
Amortization of intangibles	6,109	6,285	6,254	6,635	6,535	12,623	25,283	25,709
Cost of debt refinancing	14,803	—	—	—	—	—	14,803	—
Acquisition deal and integration costs	9,242	632	370	229	86	3,951	10,473	1,317
Acquisition inventory step-up expense	2,981	—	515	1,546	—	—	5,042	2,061
Business realignment costs	623	1,200	964	1,115	1,657	1,470	3,902	4,936
Product liability settlement	—	—	2,850	—	—	—	2,850	2,850
Acquisition amortization of backlog	—	—	450	1,650	—	—	2,100	2,100
Non-cash pension settlement expense	—	—	—	—	—	19,046	—	—
Factory closures	—	—	—	—	—	3,778	—	—
Insurance recovery legal costs	—	—	—	—	—	229	—	—
Gain on sale of building	—	—	—	—	—	(2,638)	—	—
Normalize tax rate to 22%[1]	(7,792)	(1,946)	(3,854)	(260)	3,269	(9,708)	(13,852)	(2,790)
Non-GAAP adjusted net income	$ 18,703	$ 21,374	$ 17,443	$ 22,741	$ 19,938	$ 37,857	$ 80,261	$ 81,497
Average diluted shares outstanding	27,159	28,756	28,840	28,845	28,699	24,173	28,401	28,785
Diluted income (loss) per share – GAAP	$(0.27)	$0.53	$0.34	$0.41	$0.29	$0.38	$1.04	$1.57
Diluted income per share – Non-GAAP	$0.69	$0.74	$0.60	$0.79	$0.69	$1.57	$2.83	$2.83

[1]Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

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Adjusted EBITDA Reconciliation

CMCO INTELLIGENT MOTION

($ in thousands)	Quarter				
	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	Q1 FY23
GAAP net income (loss)	$ (7,263)	$ 15,203	$ 9,894	$ 11,826	$ 8,391
Add back (deduct):					
Income tax expense (benefit)	(2,517)	4,083	1,066	6,154	8,893
Interest and debt expense	5,812	4,587	4,375	5,352	6,203
Investment (income) loss	(433)	(115)	(76)	578	430
Foreign currency exchange (gain) loss	94	441	512	527	1,203
Other (income) expense, net	250	(539)	(455)	(378)	(2,303)
Depreciation and amortization expense	10,467	10,502	10,276	10,679	10,469
Cost of debt refinancing	14,803	—	—	—	—
Acquisition deal and integration costs	9,242	632	370	229	86
Acquisition inventory step-up expense	2,981	—	515	1,546	—
Product liability settlement	—	—	2,850	—	—
Business realignment costs	623	1,200	964	1,115	1,657
Acquisition amortization of backlog	—	—	450	1,650	—
Factory closures	—	—	—	—	—
Insurance recovery legal costs	—	—	—	—	—
Gain on sale of building	—	—	—	—	—
Non-GAAP adjusted EBITDA	$ 34,059	$ 35,994	$ 30,741	$ 39,278	$ 35,029
Sales	$ 213,464	$ 223,635	$ 216,088	$ 253,368	$ 220,287
Add back:					
Acquisition amortization of backlog	—	—	450	1,650	—
Non-GAAP sales	$ 213,464	$ 223,635	$ 216,538	$ 255,018	$ 220,287
Net income (loss) margin – GAAP	(3.4)%	6.8%	4.6%	4.7%	3.8%
Adjusted EBITDA margin – Non-GAAP	16.0%	16.1%	14.2%	15.4%	15.9%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

33

Adjusted EBITDA Reconciliation

($ in thousands)	Fiscal Year					TTM
	2018	2019	2020	2021	2022	Q1 FY23
GAAP net income (loss)	$ 22,065	$ 42,577	$ 59,672	$ 9,106	$ 29,660	$ 45,314
Add back (deduct):						
Income tax expense (benefit)	27,620	10,321	17,484	970	8,786	20,196
Interest and debt expense	19,733	17,144	14,234	12,081	20,126	20,517
Investment (income) loss	(157)	(727)	(891)	(1,693)	(46)	817
Foreign currency exchange (gain) loss	1,539	843	(1,514)	941	1,574	2,683
Other (income) expense, net	(2,469)	(716)	839	20,850	(1,122)	(3,675)
Depreciation and amortization expense	36,136	32,675	29,126	28,153	41,924	41,926
Cost of debt refinancing	—	—	—	—	14,803	—
Acquisition deal and integration costs	8,763	—	—	3,951	10,473	1,317
Acquisition inventory step-up expense	—	—	—	—	5,042	2,061
Factory closures	—	1,473	4,709	3,778	—	—
Business realignment costs	—	1,906	2,831	1,470	3,902	4,936
Product liability settlement	—	—	—	—	2,850	2,850
Acquisition amortization of backlog	—	—	—	—	2,100	2,100
Insurance recovery legal costs	2,948	1,282	585	229	—	—
Loss on sales of businesses	—	25,672	176	—	—	—
Insurance settlement	(2,362)	—	(382)	—	—	—
Magnetek litigation	400	—	—	—	—	—
Debt repricing fees	619	—	—	—	—	—
Gain on sale of building	—	—	—	(2,638)	—	—
Non-GAAP adjusted EBITDA	$ 114,835	$ 132,450	$ 126,869	$ 77,198	$ 140,072	$ 141,042
Sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 906,555	$ 913,378
Add back:						
Acquisition amortization of backlog	—	—	—	—	2,100	2,100
Non-GAAP sales	$ 839,419	$ 876,282	$ 809,162	$ 649,642	$ 908,655	$ 915,478
Net income (loss) margin – GAAP	2.6%	4.9%	7.4%	1.4%	3.3%	5.0%
Adjusted EBITDA margin – Non-GAAP	13.7%	15.1%	15.7%	11.9%	15.4%	15.4%

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Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

Free Cash Flow Reconciliation

($ in thousands)	Quarter		Fiscal Year						TTM
	Q1 FY22	Q1 FY23	2017	2018	2019	2020	2021	2022	Q1 FY23
Cash (used in) provided by operations	$ (7,396)	$ (11,177)	$ 60,450	$ 69,661	$ 79,499	$ 106,795	$ 98,890	$ 48,881	$ 45,100
Capital expenditures	(3,648)	(2,953)	(14,368)	(14,515)	(12,288)	(9,432)	(12,300)	(13,104)	(12,409)
Free cash flow (FCF)	$ (11,044)	$ (14,130)	$ 46,082	$ 55,146	$ 67,211	$ 97,363	$ 86,590	$ 35,777	$ 32,691
GAAP net (loss) income	$ (7,263)	$ 8,391	$ 8,984	$ 22,065	$ 42,577	$ 59,672	$ 9,106	$ 29,660	$ 45,314
Free cash flow conversion	NM	(168)%	513%	250%	158%	163%	951%	121%	72%

NM: Not meaningful

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by net income. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's cash flow to the historical periods' cash flow, as well as facilitates a more meaningful comparison of the Company's cash flow to that of other companies.

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